UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 9, 2008



                    Millennium India Acquisition Company Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-32931                   20-4531310
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                         330 East 38th Street, Suite 46C
                               New York, NY 10016
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 681-6763


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 9, 2008, we issued a press release announcing that our special meeting of stockholders originally scheduled to be convened on January 10, 2008 at 4:00 p.m. Eastern Time, will be postponed until 4:00 p.m. on Wednesday, January 16, 2008 as Millennium continues to seek proxies.



Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.           Description
    -----------           -----------

        99.1              Press release issued on January 9, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Millennium India Acquisition Company Inc.



Dated: January 11, 2008               By:  /s/ Lawrence Burstein
                                          -------------------------------------
                                           Lawrence Burstein
                                           Director